UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549


FORM N-CSR


CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES


Investment Company Act file number 811-6540

Name of Fund:  MuniYield Insured Fund, Inc.

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service: Terry K. Glenn, President, MuniYield Insured Fund, Inc., 800 Scudders Mill Road, Plainsboro,
NJ,  08536.  Mailing address:  P.O. Box 9011, Princeton, NJ, 08543-
9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 04/30/03

Date of reporting period: 11/01/02 - 04/30/03

Item 1 - Attach shareholder report




(BULL LOGO)
Merrill Lynch Investment Managers


Semi-Annual Report
April 30, 2003


MuniYield Insured
Fund, Inc.


www.mlim.ml.com



MuniYield Insured Fund, Inc. seeks to provide shareholders with as high a level of current income exempt from Federal income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term, investment-grade municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from Federal income taxes.

This report, including the financial information herein, is transmitted to shareholders of MuniYield Insured Fund, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock and intends to remain leveraged by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.



MuniYield Insured Fund, Inc.
Box 9011
Princeton, NJ
08543-9011



Printed on post-consumer recycled paper



MUNIYIELD INSURED FUND, INC.


The Benefits
And Risks of
Leveraging


MuniYield Insured Fund, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred
Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends of the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in such securities.



Swap
Agreements


The Fund may also invest in swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified bond, basket of bonds, or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds or index. Swap agreements may be used to obtain exposure to a bond or market without owning or taking physical custody of securities.




MuniYield Insured Fund, Inc., April 30, 2003


DEAR SHAREHOLDER


For the six months ended April 30, 2003, the Common Stock of MuniYield Insured Fund, Inc. had a net annualized yield of 6.14%, based on a period-end per share net asset value of $15.57 and $.479 per share income dividends. Over the same period, the total investment return on the Fund's Common Stock was +6.18%, based on a change in per share net asset value from $15.15 to $15.57, and assuming reinvestment of $.474 per share ordinary income dividends.

For the six-month period ended April 30, 2003, the average yields of the Fund's Auction Market Preferred Stock were as follows: 1.12% for Series A; 1.15% for Series B; 1.12% for Series C; 1.25% for Series D; 1.07% for Series E; 1.28% for Series F; and 1.51% for Series G.

For a description of the Fund's total investment return based on a change in the per share market value (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section of the Financial Statements included in this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the Fund's market value can vary significantly from total investment return based on changes in the Fund's net asset value.


The Municipal Market Environment
During the six-month period ended April 30, 2003, amid considerable weekly and monthly volatility, long-term fixed income interest rates generally declined. Geopolitical tensions and volatile equity valuations continued to overshadow economic fundamentals as they have for most of the last 12 months. Reacting to the strong U.S. equity rally that began last October, fixed income bond yields remained under pressure in November 2002, as U.S. equity markets continued to strengthen. During November, the Standard & Poor's 500 (S&P 500) Index rose an additional 5.50%. Equity prices were supported by further signs of U.S. economic recovery, especially improving labor market activity. In late November, third-quarter 2002 U.S. gross domestic product growth was 4%, well above the second-quarter 2002 rate of 1.30%. Financial conditions were also strengthened by a larger-than-expected reduction in short-term interest rates by the Federal Reserve Board in early November. The Federal Funds target rate was lowered 50 basis points (0.50%) to 1.25%, its lowest level since the 1960s. This action by the Federal Reserve Board was largely viewed as being taken to bolster the sputtering U.S. economic recovery. Rebounding U.S. equity markets and the prospects for a more substantial U.S. economic recovery pushed long-term U.S. Treasury yield levels to 5.10% by late November.

However, into early 2003, softer equity prices and renewed investor concerns about U.S. military action against Iraq and North Korea again pushed bond prices higher. Reacting to disappointing holiday sales and corporate managements' attempts to scale back analysts' expectation of future earnings, the S&P 500 Index declined more than 10% from December 2002 to February 2003. Fearing an eventual U.S./Iraq military confrontation in 2003, investors again sought the safety of U.S. Treasury obligations and the prices of fixed income issues rose. By the end of February 2003, U.S. Treasury bond yields had declined approximately 40 basis points to 4.67%.

Bond yields continued to fall into early March. Once direct U.S. military action against Iraq began, bond yields quickly rose. Prior uncertainty surrounding the Iraqi situation was obviously removed and early U.S. military successes fostered the hope that the conflict would be quickly and positively concluded. Concurrently, the S&P 400 Index rose over 6% as investors, in part, sold fixed income issues to purchase equities in anticipation of a strong
U.S. economic recovery once the Iraqi conflict was resolved. By mid-March, U.S. Treasury bond yields again rose to above 5%. However, as there was growing sentiment that hostilities may not be resolved in a matter of weeks, U.S. Treasury bond yields again declined to end the month at 4.81%.

For the six months ended April 30, 2003, long-term U.S. Treasury bond yields ratcheted back to near 5% by mid-April, as U.S. equity markets continued to improve and the safe-haven premium U.S. Treasury issues had commanded prior to the beginning of the Iraqi conflict continued to be withdrawn. However, with the quick positive resolution of the Iraqi war, investors quickly resumed their focus on the fragile U.S. economic recovery. Business activity in the United States has remained sluggish, especially job creation. Investors have also been concerned that the recent SARS outbreak would have a material, negative impact on world economic conditions, especially in China and Japan. First quarter 2003 U.S. gross domestic product was released in late April initially estimating U.S. economic activity to be growing at 1.60%, well below many analysts' assessments. These factors, as well as the possibility that the Federal Reserve Board could again lower short-term interest rates to encourage more robust U.S. economic growth, pushed bond prices higher during the last two weeks of the period. By April 30, 2003, long-term U.S. Treasury bond yields had declined to almost 4.75%. Over the past six months, long-term U.S. bond yields fell more than 20 basis points.

For the six months ended April 30, 2003, long-term tax-exempt bond yields also fell modestly. Yield volatility was reduced relative to that seen in U.S. Treasury issues, as municipal bond prices were much less sensitive to worldwide geopolitical pressures on a daily and weekly basis. Tax-exempt bond yields generally followed their taxable counterparts higher, responding to a more positive U.S. fixed income environment and continued slow economic growth. After rising approximately 10 basis points in November 2002 to 5.30%, municipal bond yields generally declined through February 2003. At February 28, 2003, long-term tax-exempt revenue bond yields, as measured by the Bond Buyer Revenue Bond Index, fell to approximately 5.05%. However, similar to U.S. Treasury bond yields, once military action began in Iraq, municipal bond yields rose sharply to nearly 5.20% before declining to approximately 5.10% by the end of April. Over the past six months, long-term tax-exempt bond yields fell approximately 11 basis points, slightly less than U.S. Treasury obligations.

A number of factors have combined to generate consistently strong demand for municipal bonds throughout the six-month period ended April 30, 2003. Generally weak U.S. equity markets have supported continued positive demand for tax-exempt products as investors have sought the relative security of fixed income issues. Also, with tax-exempt money market rates near 1%, the demand for longer maturity municipal issues has increased as investors have opted to buy longer maturity issues rather than remain in cash reserves. Additionally, investors received approximately $30 billion in January 2003 from bond maturities, coupon income and proceeds from early redemptions. However, these positive demand factors were not totally able to offset the increase in tax-exempt new-issue supply, preventing more significant declines in tax-exempt bond yields. This modest underperformance has served to make municipal bonds a particularly attractive purchase relative to their taxable counterparts. Throughout most of the yield curve, municipal bonds have been able to be purchased at yields near or exceeding those of comparable Treasury issues. Compared to their recent historical averages of 82% - 88% of U.S. Treasury yields, municipal bond yield ratios in their current 95% - 105% range are likely to prove attractive to long-term investors.

Declining U.S. equity markets and escalating geopolitical pressures have resulted in reduced economic activity and consumer confidence. It is important to note that, despite all the recent negative factors impeding the growth of U.S. businesses, the U.S. economy still grew at an approximate 2.50% rate for all of 2002, twice that of 2001. Similar expansion is expected for early 2003. Lower oil prices, reduced geopolitical uncertainties, increased Federal spending for defense, and a likely Federal tax cut are all factors which should promote stronger economic growth later this year. However, it is questionable to expect that business and investor confidence can be so quickly restored as to trigger dramatic, explosive U.S. economic growth and engender associated, large-scale interest rate increases. The resumption of solid economic growth is likely to be a gradual process accompanied by equally graduated increases in bond yields. Moderate economic growth, especially within a context of negligible inflationary pressures, should not greatly endanger the positive fixed income environments tax-exempt products currently enjoy.



MuniYield Insured Fund, Inc., April 30, 2003


Portfolio Strategy
For the six-month period ended April 30, 2003, our investment strategy was to seek to enhance the Fund's current yield and limit its net asset volatility. The period was characterized by price volatility that created investment opportunities, which enhanced the Fund's overall performance and income. We continued to focus on the acquisition of higher-coupon securities, essentially in the 20-year - 24-year maturity range. In a few instances, however, we did purchase bonds in a longer maturity range, believing they offered sound investment opportunities. During the six-month period ended April 30, 2003, we extended the Fund's maturity by one year and increased the average coupon by ten basis points (.10%). Given the steepness of the present tax-exempt yield curve, we believe that it is advantageous to extend maturities to capture the available incremental yield. During the period, we generally maintained low cash reserves in order to preserve the Fund's competitive current yield. We maintained a slightly above-market neutral position throughout most of the period, which reflected the geopolitical and equity market uncertainties that remained positive for fixed income investments.

Going forward, with interest rates near historical lows, we will continue to monitor economic conditions for changes in any of the factors that have brought interest rates to present levels. If changes to the portfolio are warranted, we will quickly assume a more defensive portfolio strategy and structure. We believe that municipal yields are near the bottom of their recent trading range and will begin to move somewhat higher during 2003. We also maintain that the inverted performance of the equity and bond markets will continue over the near term. Additionally, the Federal Reserve Board is expected to hold short-term interest rates at their present levels. We believe that our strategy of increasing portfolio yield and protecting price volatility through hedge positions, rather than increasing cash reserves, remains prudent.

During the six-month period ended April 30, 2003, the Fund's borrowing costs remained in the 1% - 1.50% range, with interest rates presently near 1%. These attractive funding levels, in combination with the steep tax-exempt yield curve, have continued to generate a significant income benefit to the Fund's Common Stock shareholder. We do not expect any material reduction in the Fund's borrowing costs in 2003 as no additional easings by the Federal Reserve Board are anticipated. We expect the Fund's short-term borrowing costs to remain at current attractive levels for most of the coming year. However, should the spread between short-term and long-term interest rates narrow, the benefits of leverage will decline and the yield to the Fund's Common Stock shareholders will be reduced. (For a more complete explanation of the benefits and risks of leveraging, see page 1 of this report to shareholders.)


In Conclusion
We appreciate your continuing interest in MuniYield Insured Fund, Inc., and we look forward to assisting you with your financial needs in the months and years ahead.


Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(Kenneth A. Jacob)
Kenneth A. Jacob
Senior Vice President



(John M. Loffredo)
John M. Loffredo
Senior Vice President



(William R. Bock)
William R. Bock
Vice President and
Portfolio Manager



May 27, 2003



PROXY RESULTS
During the six-month period ended April 30, 2003, MuniYield Insured
Fund, Inc.'s Common Stock shareholders voted on the following proposal. The proposal was approved at a shareholders' meeting on April 28, 2003. A description of the proposal and number of shares voted are as follows:


                                                                        Shares Voted     Shares Withheld
                                                                            For            From Voting
1. To elect the Fund's Directors:               Terry K. Glenn           59,708,087         1,153,357
                                                Joe Grills               59,695,402         1,166,042
                                                Herbert I. London        59,700,491         1,160,953
                                                Andre F. Perold          59,691,447         1,169,997
                                                Roberta Cooper Ramo      59,688,791         1,172,653
                                                Stephen B. Swensrud      59,693,947         1,167,497


During the six-month period ended April 30, 2003, MuniYield Insured
Fund, Inc.'s Preferred Stock shareholders (Series A, B, C, D, E, F &
G) voted on the following proposal. The proposal was approved at a shareholders' meeting on April 28, 2003. A description of the proposal and number of shares voted are as follows:


                                                                        Shares Voted     Shares Withheld
                                                                            For            From Voting
1. To elect the Fund's Board of Directors: Terry K. Glenn,
   James H. Bodurtha, Joe Grills, Herbert I. London,
   Andre F. Perold, Roberta Cooper Ramo,
   Robert S. Salomon, Jr. and Stephen B. Swensrud                          14,824              197




MuniYield Insured Fund, Inc., April 30, 2003


SCHEDULE OF INVESTMENTS                                                                                     (in Thousands)

                 S&P        Moody's   Face
STATE            Ratings    Ratings  Amount  Issue                                                                   Value
Alabama--0.6%      AAA      Aaa    $ 5,000   Jefferson County, Alabama, Sewer Revenue Bonds, Capital
                                             Improvement Warrants, Series D, 5.25% due 2/01/2023 (c)             $    5,293


Alaska--2.3%       AAA      Aaa      3,695   Alaska Energy Authority, Power Revenue Refunding Bonds
                                             (Bradley Lake), Fourth Series, 6% due 7/01/2018 (g)                      4,422

                   AAA      Aaa     11,775   Alaska State Housing Finance Corporation, Mortgage Revenue
                                             Bonds, AMT, Series C, 6% due 12/1/2031 (i)                              12,470

                   NR*      Aaa      5,145   Alaska State Housing Finance Corporation, Revenue Refunding
                                             Bonds, RITR, Series 2, 9.90% due 12/01/2024 (d)(e)(i)(k)                 5,504


Arizona--0.2%      NR*      Aaa      2,000   Arizona Tourism and Sports Authority, Tax Revenue Bonds
                                             (Multi-Purpose Stadium Facility), Series A, 5.375% due 7/01/2023 (i)     2,162


Arkansas--1.7%                               University of Arkansas, University Revenue Bonds (c):
                   NR*      Aaa      1,445     (Fayetteville Campus), 5.50% due 12/01/2018                            1,621
                   NR*      Aaa      5,430     (Various Facilities--Fayetteville Campus), 5.50% due 12/01/2019        6,046
                   NR*      Aaa      2,870     (Various Facilities--Fayetteville Campus), 5.50% due 12/01/2020        3,181
                   NR*      Aaa      5,000     (Various Facilities--Fayetteville Campus), 5% due 12/01/2027           5,162


California--29.5%  AAA      Aaa     14,000   California Pollution Control Financing Authority, PCR, Refunding
                                             (Pacific Gas & Electric), AMT, Series A, 5.35% due 12/01/2016 (i)       15,251

                                             California State Department of Water Resources, Power Supply
                                             Revenue Bonds, Series A:
                   BBB+     A3      10,000     5.25% due 5/01/2020                                                   10,451
                   BBB+     A3       2,800     5.375% due 5/01/2021                                                   2,943
                   BBB+     A3      10,010     5.375% due 5/01/2022                                                  10,495

                   A        A2       8,000   California State, GO, 5.25% due 4/01/2032                                8,123

                                             California State, GO, Refunding:
                   AAA      Aaa     10,000     6% due 2/01/2016 (g)                                                  12,004
                   AAA      NR*     11,200     5.25% due 10/01/2024 (a)                                              11,717
                   A        A2      10,210     5.25% due 2/01/2028                                                   10,381
                   A        A2       9,075     5.25% due 2/01/2029                                                    9,221
                   AAA      Aaa      5,000     5% due 2/01/2032 (i)                                                   5,106
                   AAA      NR*      5,000     DRIVERS, Series 260, 10.393% due 4/01/2017 (a)(k)                      7,035
                   A        Aaa      5,000     RIB, Series 471X, 9.36% due 9/01/2024 (i)(k)                           5,649
                   A        Aaa      5,000     RIB, Series 472X, 9.36% due 3/01/2017 (i)(k)                           6,016

                   SP2      MIG2    15,000   California State, RAN, 1.32% due 6/20/2003                              14,978

                   A-       A3       7,740   California Statewide Communities Development Authority, Health
                                             Facility Revenue Bonds (Memorial Health Services), Series A, 6%
                                             due 10/01/2023                                                           8,246

                   NR*      Aaa      5,000   Foothill-De Anza, California, Community College District, GO, RIB,
                                             Series 473X, 10.41% due 8/01/2030 (i)(k)                                 7,070

                   A-       A3       3,050   Golden State Tobacco Securitization Corporation, California,
                                             Tobacco Settlement Revenue Bonds, Series 2003-A-1, 6.75% due
                                             6/01/2039                                                                2,698

                   AAA      Aaa     10,000   Irvine, California, Public Facilities and Infrastructure Authority,
                                             Assessment Revenue Refunding Bonds, Series C, 5% due 9/02/2021 (a)      10,310

                   AAA      NR*     11,245   Los Angeles, California, Community College District, DRIVERS,
                                             Series 216, 9.41% due 8/1/2018 (i)(k)                                   13,779

                   AAA      Aaa      4,000   Los Angeles, California, Harbor Department Revenue Bonds, RITR,
                                             AMT, Series RI-7, 10.645% due 11/01/2026 (i)(k)                          5,094

                   AAA      Aaa      3,245   Los Angeles, California, Municipal Improvement Corporation,
                                             Lease Revenue Refunding Bonds (Central Library Project), 5.50%
                                             due 6/01/2017 (i)                                                        3,647

                                             Los Angeles, California, Unified School District, GO (k):
                   AAA      NR*      6,265     DRIVERS, Series 261, 9.21% due 7/01/2022 (c)                           7,315
                   NR*      Aaa      4,065     Refunding, RIB, Series 631X, 9.916% due 7/01/2017 (i)                  5,621

                   AAA      Aaa      4,000   Los Angeles, California, Wastewater System, Revenue Refunding
                                             Bonds, Series A, 6% due 6/01/2021 (c)                                    4,837

                   AAA      Aaa     10,000   Los Angeles County, California, Metropolitan Transportation
                                             Authority, Sales Tax Revenue Bonds, Proposition A--First Tier,
                                             Senior Series A, 6% due 7/01/2006 (i)(j)                                11,473

                   AAA      Aaa      9,465   Port Oakland, California, Revenue Refunding Bonds, AMT, Series L,
                                             5.375% due 11/01/2027 (c)                                                9,823

                   NR*      Aaa      6,000   Port Oakland, California, Trust Receipts, Revenue Bonds, AMT,
                                             Class R, Series K, 9.802% due 11/01/2021 (c)(k)                          6,960

                                             Sacramento, California, Municipal Utility District, Electric
                                             Revenue Bonds, Series I (i):
                   AAA      Aaa        220     6% due 1/01/2004 (j)                                                     232
                   AAA      Aaa        445     6% due 1/01/2024                                                         466

                   AAA      Aaa      1,960   Sacramento, California, Municipal Utility District, Electric
                                             Revenue Refunding Bonds, Series Q, 5.25% due 8/15/2022 (g)               2,101

                                             San Diego, California, Unified School District, Election 1998,
                                             GO, Series D (c):
                   AAA      Aaa      3,945     5.25% due 7/01/2022                                                    4,253
                   AAA      Aaa      1,280     5.25% due 7/01/2024                                                    1,366

                   AAA      Aaa      6,000   San Francisco, California, City and County Airport Commission,
                                             International Airport Revenue Bonds, AMT, Second Series, Issue 6,
                                             6.60% due 5/01/2024 (a)                                                  6,377

                   AAA      Aaa      5,000   San Francisco, California, City and County, COP (San Francisco
                                             Courthouse Project), 5.875% due 4/01/2021 (g)                            5,453

                   AAA      Aaa     10,000   San Jose, California, Financing Authority, Lease Revenue Bonds
                                             (Civic Center Project), Series B, 5% due 6/01/2032 (a)                  10,249

                   AAA      Aaa      6,895   San Jose, California, Redevelopment Agency, Tax Allocation
                                             Refunding Bonds (Merged Area Redevelopment Project), 5.60% due
                                             8/01/2019 (i)                                                            7,728

                   AAA      Aaa      3,000   Santa Rosa, California, Wastewater Revenue Refunding Bonds,
                                             Series A, 5.25% due 9/01/2016 (c)                                        3,408

                   BBB+     A2       1,125   Vernon, California, Electric System Revenue Bonds (Malburg
                                             Generating Station Project), 5.30% due 4/01/2026                         1,127

                   AAA      Aaa     16,000   West Contra Costa, California, Unified School District, GO
                                             (Election of 2000), Series C, 5% due 8/01/2027 (c)                      16,467




Portfolio
Abbreviations


To simplify the listings of MuniYield Insured Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.


AMT        Alternative Minimum Tax
           (subject to)
COP        Certificates of Participation
DRIVERS    Derivative Inverse Tax-Exempt Receipts
GO         General Obligation Bonds
HDA        Housing Development Authority
HFA        Housing Finance Agency
IDA        Industrial Development Authority
M/F        Multi-Family
PCR        Pollution Control Revenue Bonds
RAN        Revenue Anticipation Notes
RIB        Residual Interest Bonds
RITR       Residual Interest Trust Receipts
S/F        Single-Family
VRDN       Variable Rate Demand Notes



MuniYield Insured Fund, Inc., April 30, 2003


SCHEDULE OF INVESTMENTS (continued)                                                                          (in Thousands)

                 S&P        Moody's   Face
STATE            Ratings    Ratings  Amount  Issue                                                                   Value
Colorado--1.7%     AA       NR*    $ 3,410   Boulder County, Colorado, Hospital Development Revenue Bonds
                                             (Longmont United Hospital Project), 6% due 12/01/2030               $    3,749

                   AAA      Aaa     12,615   Denver, Colorado, City and County Airport Revenue Refunding
                                             Bonds, Series B, 5% due 11/15/2033 (m)                                  12,811


Connecticut--0.8%  AA       Aa2      2,000   Connecticut State, GO, Series A, 5% due 4/15/2022                        2,101

                   AAA      Aaa      5,730   Connecticut State, HFA, Revenue Bonds (Housing Mortgage Finance
                                             Program), AMT, Sub-Series A-2, 5.50% due 11/15/2022                      6,041


Florida--2.9%      NR*      Aaa      5,000   Collier County, Florida, School Board, COP, 5.375% due
                                             2/15/2022 (g)                                                            5,378

                   NR*      Aaa      3,500   Escambia County, Florida, Health Facilities Authority, Health
                                             Facility Revenue Bonds (Florida Health Care Facility Loan), 5.95%
                                             due 7/01/2020 (a)                                                        3,830

                   AAA      Aaa     10,750   Miami-Dade County, Florida, Aviation Revenue Refunding Bonds
                                             (Miami International Airport), AMT, 5.375% due 10/01/2025 (c)           11,163

                                             Orange County, Florida, Health Facilities Authority, Hospital
                                             Revenue Bonds:
                   A-       A3       5,000     (Adventist Health System), 5.625% due 11/15/2032                       5,126
                   A-       A2       2,000     (Orlando Regional Healthcare), 5.75% due 12/01/2032                    2,068


Georgia--1.8%      AAA      Aaa      6,400   Cobb County, Georgia, Hospital Authority Revenue Refunding and
                                             Improvement Bonds, 5% due 4/01/2030 (a)                                  6,542

                   AAA      Aaa     10,000   Georgia Municipal Electric Authority, Power Revenue Refunding Bonds,
                                             Series EE, 6.40% due 1/01/2023 (a)                                      10,504


Hawaii--0.2%       AAA      Aaa      2,000   Hawaii State, GO, Series CX, 5.50% due 2/01/2021 (g)                     2,181


Illinois--5.4%     AAA      Aaa      4,240   Chicago, Illinois, GO, Refunding, Series A, 5% due 1/01/2027 (i)         4,341

                   AAA      Aaa      2,350   Chicago, Illinois, Midway Airport Revenue Bonds, AMT, Series A,
                                             6.25% due 1/01/2024 (i)                                                  2,458

                   AAA      Aaa      7,670   Chicago, Illinois, Motor Fuel Tax Revenue Refunding Bonds, Series A,
                                             5% due 1/01/2033 (a)                                                     7,810

                   AAA      NR*      5,790   Chicago, Illinois, O'Hare International Airport Revenue Bonds,
                                             DRIVERS, AMT, Series 212, 10.022% due 1/01/2016 (a)(k)                   6,949

                   AAA      Aaa      4,775   Chicago, Illinois, Public Building Commission, Building Revenue
                                             Bonds (Chicago Transit Authority), 5.25% due 3/01/2023 (a)               5,049

                   NR*      Aaa      2,000   Chicago, Illinois, Water Revenue Bonds, Senior Lien, 5.50% due
                                             11/01/2018 (a)                                                           2,208

                   AAA      Aaa     10,000   Illinois State, GO, First Series, 5.50% due 4/01/2016 (g)               11,235

                   NR*      Aa2      2,000   Illinois State Sales Tax Revenue Bonds, 6.125% due 6/15/2016             2,348

                   NR*      Aaa      6,035   McLean and Woodford Counties, Illinois, Community Unit, School
                                             District Number 005, GO, Refunding, 6.375% due 12/01/2016 (g)            7,216

                   AAA      NR*      2,400   Metropolitan Pier and Exposition Authority, Illinois, Dedicated
                                             State Tax Revenue Refunding Bonds, DRIVERS, Series 269, 9.80% due
                                             6/15/2023 (i)(k)                                                         2,980


Indiana--1.0%      AAA      Aaa      2,400   Indiana State Vocational Technical College, Building Facilities,
                                             Revenue Refunding Bonds (Student Fee), Series D, 6.50% due
                                             1/01/2005 (a)(j)                                                         2,651

                   AAA      Aaa      7,000   Indianapolis, Indiana, Local Public Improvement Bond Bank Revenue
                                             Bonds (Waterworks Project), Series A, 5.125% due 7/01/2027 (i)           7,257


Kansas--2.5%       AAA      Aaa     20,250   Burlington, Kansas, PCR, Refunding (Kansas Gas and Electric
                                             Company Project), 7% due 6/01/2031 (i)                                  21,250

                   A-       NR*      2,900   University of Kansas, Hospital Authority, Health Facilities Revenue
                                             Bonds (Kansas University Health System), 5.625% due 9/01/2032            2,992


Louisiana--0.3%    AAA      Aaa      2,250   Louisiana Local Government, Environmental Facilities, Community
                                             Development Authority Revenue Bonds (Capital Projects and Equipment
                                             Acquisition), Series A, 6.30% due 7/01/2030 (a)                          2,765


Maryland--0.6%     NR*      Aa3      2,085   Maryland State Community Development Administration, M/F Housing
                                             Revenue Refunding Bonds (Department of Housing and Community
                                             Development), Series C, 6.65% due 5/15/2025 (d)(f)                       2,152

                   NR*      Aa2      1,055   Maryland State Community Development Administration, S/F Revenue
                                             Refunding Bonds (Department of Housing and Community Development),
                                             AMT, 2nd Series, 6.55% due 4/01/2026                                     1,104

                   AAA      Aaa      2,500   Maryland State Economic Development Corporation, Lease Revenue
                                             Bonds (Maryland Aviation Administration Facilities), AMT, 5% due
                                             6/01/2027 (g)                                                            2,515


Massachusetts--    AA-      Aaa      5,000   Massachusetts State, GO, RIB, Series 699X, 9.41% due
1.0%                                         3/01/2020 (g)(k)                                                         6,525

                   AAA      Aaa      2,500   Massachusetts State, HFA, Housing Development Revenue Refunding
                                             Bonds, Series B, 5.40% due 12/01/2028 (i)                                2,592


Michigan--2.0%     AAA      Aaa      5,000   Michigan State Strategic Fund, Limited Obligation Revenue Refunding
                                             Bonds (Detroit Edison Company Project), AMT, Series C, 5.65% due
                                             9/01/2029 (m)                                                            5,253

                                             Monroe County, Michigan, PCR (Detroit Edison Company Project),
                                             AMT (i):
                   AAA      Aaa      5,000     Series CC, 6.55% due 6/01/2024                                         5,119
                   AAA      Aaa      8,500     Series I-B, 6.55% due 9/01/2024                                        8,794


Minnesota--2.6%                              Minneapolis and Saint Paul, Minnesota, Metropolitan Airports
                                             Commission, Airport Revenue Bonds (c):
                   AAA      Aaa      6,275     AMT, Series B, 6% due 1/01/2018                                        6,939
                   AAA      Aaa     10,000     Series A, 5.90% due 1/01/2029                                         11,356
                   AAA      Aaa      2,500     Sub-Series C, 5.50% due 1/01/2016                                      2,782
                   AAA      Aaa      2,500     Sub-Series C, 5.50% due 1/01/2017                                      2,766

                   AA+      Aa1      1,130   Minnesota State, HFA, S/F Mortgage Revenue Bonds, AMT, Series L,
                                             6.70% due 7/01/2020                                                      1,165


Missouri--1.1%     AAA      Aaa      7,000   Kansas City, Missouri, Airport Revenue Bonds, General Improvement,
                                             Series B, 6.875% due 9/01/2004 (g)(j)                                    7,598

                   AAA      Aaa      2,800   Saint Louis, Missouri, Airport Revenue Bonds (Airport Development
                                             Program), Series A, 5.625% due 7/01/2019 (i)                             3,098


Nebraska--0.4%     A+       A1       4,000   Washington County, Nebraska, Wastewater Facilities Revenue Bonds
                                             (Cargill Inc. Project), AMT, 5.90% due 11/01/2027                        4,115




MuniYield Insured Fund, Inc., April 30, 2003


SCHEDULE OF INVESTMENTS (continued)                                                                          (in Thousands)

                 S&P        Moody's   Face
STATE            Ratings    Ratings  Amount  Issue                                                                   Value
Nevada--9.2%                                 Clark County, Nevada, School District, GO:
                   AAA      Aaa    $15,000     6% due 6/15/2006 (c)(j)(l)                                        $   17,101
                   AAA      Aaa     10,830     Series A, 5.50% due 6/15/2018 (i)                                     12,059

                   AAA      Aaa      5,000   Humboldt County, Nevada, PCR, Refunding (Sierra Pacific Project),
                                             6.55% due 10/01/2013 (a)                                                 5,197

                   AAA      Aaa      3,000   Las Vegas New Convention and Visitors Authority Revenue Bonds,
                                             6% due 7/01/2019 (a)                                                     3,486

                   AAA      Aaa     20,375   Nevada State, Nevada Municipal Bond Bank, GO, Series A, 5.50% due
                                             11/01/2025 (c)                                                          22,147

                   AAA      Aaa      3,130   Reno, Nevada, Capital Improvement Revenue Bonds, 5.50% due
                                             6/01/2019 (c)                                                            3,445

                                             Washoe County, Nevada, Gas Facilities Revenue Bonds (Sierra
                                             Pacific Power Company), AMT:
                   AAA      Aaa     15,000     6.65% due 12/01/2017 (a)                                              15,280
                   AAA      Aaa      5,000     6.55% due 9/01/2020 (i)                                                5,118

                   AAA      Aaa      5,000   Washoe County, Nevada, Water Facility Revenue Bonds (Sierra
                                             Pacific Power Company), AMT, 6.65% due 6/01/2017 (i)                     5,210


New Jersey--4.3%   AAA      Aaa      7,205   Garden State Preservation Trust of New Jersey, Capital
                                             Appreciation Revenue Bonds, Series B, 5.24%** due 11/01/2027 (g)         2,180

                   AAA      Aaa      6,600   New Jersey EDA, Water Facilities Revenue Refunding Bonds
                                             (American Water), AMT, Series B, 5.125% due 4/01/2022 (a)                6,900

                   NR*      Aaa      8,000   Port Authority of New York and New Jersey, Special Obligation
                                             Revenue Bonds (JFK International Air Terminal LLC), RIB, AMT,
                                             Series 353, 10.833% due 12/01/2014 (i)(k)                               10,647

                   A-       A3       3,380   Tobacco Settlement Financing Corporation of New Jersey,
                                             Asset-Backed Revenue Refunding Bonds, 6% due 6/01/2037                   2,759

                                             Tobacco Settlement Financing Corporation of New Jersey Revenue Bonds:
                   A-       A3       4,020     6.75% due 6/01/2039                                                    3,556
                   A-       A3      17,000     7% due 6/01/2041                                                      15,637


New Mexico--0.4%   NR*      NR*      1,635   New Mexico Educational Assistance Foundation, Student Loan Revenue
                                             Refunding Bonds (Student Loan Program), AMT, First Sub-Series A-2,
                                             6.65% due 11/01/2025                                                     1,650

                   AAA      NR*      2,060   New Mexico Mortgage Finance Authority, S/F Mortgage Revenue Bonds,
                                             AMT, Series C-2, 6.95% due 9/01/2031 (f)                                 2,363


New York--17.0%    AAA      Aaa     12,500   Metropolitan Transportation Authority, New York, Commuter Facilities
                                             Revenue Refunding Bonds, Series B, 5.125% due 7/01/2024 (a)(b)          13,224

                   AAA      Aaa     15,000   Metropolitan Transportation Authority, New York, Dedicated Tax Fund
                                             Revenue Bonds, Series A, 5% due 10/01/2014 (g)(j)                       16,967

                                             Metropolitan Transportation Authority, New York, Revenue Refunding
                                             Bonds, Series A:
                   AAA      Aaa     10,000     5.50% due 11/15/2018 (a)                                              11,188
                   AAA      Aaa      5,000     5% due 11/15/2030 (g)                                                  5,126

                                             Metropolitan Transportation Authority, New York, Service Contract
                                             Revenue Bonds (i):
                   NR*      Aaa      7,620     RIB, Series 697X, 9.382% due 7/01/2024 (k)                             8,939
                   AAA      Aaa      7,025     Series B, 5.50% due 7/01/2019                                          7,793

                   AAA      Aaa      8,250   Metropolitan Transportation Authority, New York, Service Contract
                                             Revenue Refunding Bonds, Series A, 5.50% due 7/01/2020 (i)               9,098

                   AAA      Aaa      8,740   Metropolitan Transportation Authority, New York, Transit Facilities
                                             Revenue Refunding Bonds, Series B, 4.75% due 7/01/2026 (b)(c)            8,988

                   AAA      Aaa     25,830   New York City, New York, City Municipal Water Finance Authority,
                                             Water and Sewer System Revenue Bonds, RITR, Series FR-6, 9.645%
                                             due 6/15/2026 (i)(k)                                                    31,389

                   AAA      Aaa      4,000   New York City, New York, City Transitional Finance Authority,
                                             Revenue Refunding Bonds, Series C, 5.25% due 8/01/2021 (a)               4,290

                   A        A2       6,650   New York City, New York, Fiscal Year 2003, GO, Series I,
                                             5.375% due 3/01/2027                                                     6,873

                   A        Aaa      5,920   New York City, New York, GO, RIB, Series 394, 10.082% due
                                             8/01/2016 (i)(k)                                                         7,697

                   AAA      Aaa      8,350   New York State Dormitory Authority Revenue Bonds (School
                                             Districts Financing Program), Series D, 5.25% due 10/01/2023 (i)         8,892

                   AAA      Aaa      6,450   New York State Thruway Authority, Second General Highway and
                                             Bridge Trust Fund Revenue Bonds, Series A, 5.25% due 4/01/2022 (i)       6,919

                   AAA      Aaa     11,000   Triborough Bridge and Tunnel Authority, New York, Revenue
                                             Refunding Bonds, 5% due 11/15/2032 (i)                                  11,277

                   A+       A1       5,220   Triborough Bridge and Tunnel Authority, New York, Subordinate
                                             Revenue Bonds, 5.25% due 11/15/2030                                      5,461


North Dakota--     AAA      Aaa      2,500   Grand Forks, North Dakota, Health Care Facilities Revenue Bonds
0.9%                                         (United Hospital Obligated Group), 6.25% due 12/01/2024 (i)              2,705

                   NR*      Aa2      5,530   North Dakota State Housing Finance Agency, Home Mortgage Revenue
                                             Refunding Bonds (Housing Finance Program), AMT, Series A, 6.40% due
                                             7/01/2020                                                                5,940


Ohio--1.6%                                   Columbus, Ohio, City School District, School Facilities
                                             Construction and Improvement, GO (c):
                   AAA      Aaa      2,500     5% due 12/01/2024                                                      2,594
                   AAA      Aaa      5,000     5% due 12/01/2031                                                      5,139

                   A        A1       5,000   Cuyahoga County, Ohio, Revenue Refunding Bonds, Series A, 5.50%
                                             due 1/01/2029                                                            5,097

                   AAA      Aaa      2,500   Ohio State Higher Educational Facilities Commission, Mortgage
                                             Revenue Bonds (University of Dayton Project), 6.60% due
                                             12/01/2003 (c)(j)                                                        2,630


Oklahoma--1.7%     AAA      Aaa     15,000   Oklahoma State Industries Authority, Revenue Refunding Bonds
                                             (Health System--Obligation Group), Series A, 5.75% due 8/15/2029 (i)    16,265


Oregon--2.4%                                 Multnomah-Clackamas Counties, Oregon, Gresham-Barlo School
                                             District Number 10JT, GO (g):
                   AAA      Aaa      2,625     5.50% due 6/15/2016                                                    2,940
                   AAA      Aaa      2,525     5.50% due 6/15/2017                                                    2,811
                   AAA      Aaa      3,035     5.50% due 6/15/2018                                                    3,361

                   AAA      Aaa      3,140   Oregon State Department of Administrative Services, COP,
                                             Series A, 6.25% due 5/01/2010 (a)(j)                                     3,792

                   NR*      Aaa      7,500   Portland, Oregon, Sewer System Revenue Bonds, RIB, Series 386,
                                             9.78% due 8/01/2020 (c)(k)                                              10,587


Pennsylvania--     AAA      Aaa      5,175   Philadelphia, Pennsylvania, School District, GO, Series B, 5.625%
1.1%                                         due 8/01/2021 (c)                                                        5,710

                   A-       NR*      5,000   Sayre, Pennsylvania, Health Care Facilities Authority Revenue
                                             Bonds (Guthrie Health Issue), Series B, 1% due 12/01/2031                5,332




MuniYield Insured Fund, Inc., April 30, 2003


SCHEDULE OF INVESTMENTS (continued)                                                                          (in Thousands)

                 S&P        Moody's   Face
STATE            Ratings    Ratings  Amount  Issue                                                                   Value
South Carolina--   NR*      A1     $ 4,200   Spartanburg County, South Carolina, Solid Waste Disposal
0.5%                                         Facilities Revenue Bonds (BMW Project), AMT, 7.55% due 11/01/2024   $    4,562


Tennessee--2.1%                              Johnson City, Tennessee, Health and Educational Facilities
                                             Board, Hospital Revenue Refunding Bonds (b)(i):
                   AAA      Aaa        810     Series A, 6.75% due 7/01/2016                                            817
                   AAA      Aaa      3,010     Series B, 6.75% due 7/01/2016                                          3,035

                   AA       A1       3,840   Tennessee HDA, Mortgage Finance Revenue Bonds, AMT, Series A,
                                             6.90% due 7/01/2025                                                      3,986

                                             Tennessee HDA, Revenue Bonds (Homeownership Program), AMT, Series 2C:
                   AA       Aa2      1,795     6.05% due 7/01/2012                                                    1,962
                   AA       Aa2      2,250     6.15% due 7/01/2014                                                    2,447

                                             Tennessee HDA, Revenue Refunding Bonds (Homeownership Program),
                                             AMT, Series A (g):
                   AAA      Aaa      4,450     5.25% due 7/01/2022                                                    4,617
                   AAA      Aaa      3,155     5.35% due 1/01/2026                                                    3,269


Texas--18.2%       A+       Aa3      9,000   Austin, Texas, Convention Center Revenue Bonds (Convention
                                             Enterprises Inc.), Trust Certificates, Second Tier, Series B,
                                             5.75% due 1/01/2032                                                      9,419

                   A1+      VMIG1++     40   Bell County, Texas, Health Facilities Development Corporation,
                                             Hospital Revenue Bonds (Scott & White Memorial Hospital), VRDN,
                                             Series B-2, 1.35% due 8/15/2029 (h)(i)                                      40

                   AAA      Aaa      1,880   Bexar, Texas, Metropolitan Water District, Waterworks System
                                             Revenue Refunding Bonds, 6.35% due 5/01/2025 (i)                         2,076

                   AAA      Aaa      7,000   Brazos River Authority, Texas, Revenue Refunding Bonds
                                             (Houston Light and Power), Series A, 6.70% due 3/01/2017 (a)             7,100

                   AAA      NR*      6,750   Dallas-Fort Worth, Texas, International Airport Revenue Refunding
                                             Bonds, DRIVERS, AMT, Series 336Z, 9.66% due 11/01/2026 (c)(k)            7,462

                                             Guadalupe-Blanco River Authority, Texas, Contract Revenue Bonds
                                             (Western Canyon Regional Water Supply) (i):
                   AAA      Aaa      3,000     5% due 4/15/2027                                                       3,074
                   AAA      Aaa      6,000     5% due 4/15/2033                                                       6,113

                                             Harris County, Houston, Texas, Sports Authority, Revenue Refunding
                                             Bonds, Senior Lien, Series G (i):
                   AAA      Aaa      1,665     5.75% due 11/15/2019                                                   1,864
                   AAA      Aaa      3,500     5.75% due 11/15/2020                                                   3,905
                   AAA      Aaa     10,000     5.25% due 11/15/2030                                                  10,412

                                             Harris County, Texas, Toll Road Revenue Refunding Bonds,
                                             Senior Lien (g):
                   AAA      Aaa      9,000     5.375% due 8/15/2023                                                   9,670
                   AAA      Aaa     10,000     5% due 8/15/2030                                                      10,208

                                             Houston, Texas, Airport System Revenue Refunding Bonds,
                                             Sub-Lien (g):
                   AAA      Aaa      9,500     AMT, Series A, 5.70% due 7/01/2030                                    10,057
                   AAA      Aaa     30,000     Series B, 5.50% due 7/01/2030                                         32,028

                   AAA      Aaa      4,500   Houston, Texas, Water and Sewer System, Revenue Refunding Bonds,
                                             Junior Lien, Series A, 5.50% due 12/01/2017 (g)                          4,990

                   AAA      Aaa     11,795   Matagorda County, Texas, Navigation District Number 1, Revenue
                                             Refunding Bonds (Houston Light and Power Company), Series A,
                                             6.70% due 3/01/2027 (a)                                                 11,962

                   AAA      Aaa      4,980   Texas State Department of Housing and Community Affairs,
                                             S/F Mortgage Revenue Bonds, AMT, Series A, 5.45% due 9/01/2023 (i)       5,161

                   AAA      Aaa      9,500   Texas State Turnpike Authority, Central Texas Turnpike System
                                             Revenue Bonds, First Tier, Series A, 5.50% due 8/15/2039 (a)            10,128

                   AAA      Aaa      4,000   Texas Technical University, Financing System Revenue Bonds,
                                             Seventh Series, 5.50% due 8/15/2019 (i)                                  4,394

                   AAA      Aaa     10,000   Travis County, Texas, Health Facilities Development Corporation,
                                             Revenue Refunding Bonds, RITR, Series 4, 9.99% due 11/15/2024 (a)(k)    13,780

                   AAA      Aaa     11,240   University of Houston, Texas, University Revenue Bonds, 5.50%
                                             due 2/15/2030 (i)                                                       12,099


Utah--0.4%         AAA      Aaa      4,000   Salt Lake City, Utah, Airport Revenue Bonds, AMT, Series A,
                                             6.125% due 12/01/2022 (c)                                                4,170


Vermont--0.3%      AAA      Aaa      2,920   Vermont HFA, S/F Housing Revenue Bonds, AMT, Series 12B, 6.30%
                                             due 11/01/2019 (g)                                                       3,134


Virginia--1.2%     AAA      Aaa      2,500   Halifax County, Virginia, IDA, Exempt Facility Revenue Refunding
                                             Bonds (Old Dominion Electric Cooperative Project), AMT, 5.625%
                                             due 6/01/2028 (a)                                                        2,676

                   AAA      Aaa      5,540   Loudoun County, Virginia, COP, 6.90% due 3/01/2019 (g)                   5,895

                   AAA      Aaa      2,630   Virginia, State HDA, Commonwealth Mortgage Revenue Bonds,
                                             Series J, Sub-Series J-1, 5.20% due 7/01/2019 (i)                        2,755


Washington--16.6%  AAA      Aaa      3,030   Chelan County, Washington, Public Utility District Number 001,
                                             Consolidated Revenue Bonds (Chelan Hydro System), AMT, Series A,
                                             5.45% due 7/01/2037 (a)                                                  3,126

                                             Chelan County, Washington, Public Utility District Number 001,
                                             Consolidated Revenue Refunding Bonds (Chelan Hydro), AMT (i):
                   AAA      Aaa      6,595     Series B, 6.35% due 7/01/2026                                          7,574
                   AAA      Aaa      6,000     Series C, 5.65% due 7/01/2032                                          6,346

                                             Energy Northwest, Washington, Electric Revenue Refunding Bonds:
                   AAA      Aaa      3,400     (Columbia Generating), Series B, 5.35% due 7/01/2018 (g)               3,703
                   AAA      Aaa      4,625     (Columbia Generating), Series B, 6% due 7/01/2018 (a)                  5,314
                   AAA      Aaa     10,000     (Project Number 1), Series B, 6% due 7/01/2017 (i)                    11,605
                   NR*      Aaa      5,000     RIB, Series 597X, 9.85% due 7/01/2017 (i)(k)                           6,323

                   AAA      Aaa     10,000   Grant County, Washington, Electric Revenue Refunding Bonds
                                             (Public Utility District Number 002), Series H, 5.375%
                                             due 1/01/2019 (g)                                                       10,831

                                             Port Seattle, Washington, Revenue Bonds, Series A:
                   AAA      Aaa      3,500     5.50% due 2/01/2026 (i)                                                3,776
                   AAA      Aaa      3,450     Sub-Lien, 5% due 9/01/2024 (c)                                         3,540

                   AAA      Aaa     10,000   Radford Court Properties, Washington, Student Housing Revenue
                                             Bonds, 5.75% due 6/01/2032 (i)                                          11,158

                   AAA      Aaa      9,250   Seattle, Washington, Municipal Light and Power Revenue Bonds,
                                             6% due 10/01/2024 (i)                                                   10,603

                                             Snohomish County, Washington, Public Utility District Number 001,
                                             Electric Revenue Bonds:
                   AAA      Aaa      1,500     5.50% due 12/01/2023 (g)                                               1,623
                   AAA      Aaa      5,000     (Generation System), AMT, Series B, 5.80% due 1/01/2024 (i)            5,211

                   AAA      NR*      3,750   Tacoma, Washington, Electric System Revenue Refunding Bonds, RIB,
                                             Series 512X, 9.85% due 1/01/2017 (g)(k)                                  4,637




MuniYield Insured Fund, Inc., April 30, 2003


SCHEDULE OF INVESTMENTS (concluded)                                                                          (in Thousands)

                 S&P        Moody's   Face
STATE            Ratings    Ratings  Amount  Issue                                                                   Value

Washington                                   Tacoma, Washington, Solid Waste Utility Revenue Refunding
(concluded)                                  Bonds, Series B (a):
                   AAA      Aaa    $ 1,455     5.50% due 12/01/2007 (j)                                           $   1,676
                   AAA      Aaa      7,250     5.50% due 12/01/2019                                                   8,001

                   NR*      Aaa      7,965   Washington State, GO, RIB, Series 390, 10.30% due 1/01/2017 (g)(k)      10,479

                   AAA      Aaa     12,575   Washington State, GO, Series D, 5% due 12/01/2026 (i)                   12,936

                   AAA      Aaa      7,000   Washington State Health Care Facilities Authority Revenue Bonds
                                             (Providence Health System), Series A, 5.25% due 10/01/2021 (i)           7,290

                   AAA      Aaa      2,500   Washington State Health Care Facilities Authority, Revenue
                                             Refunding Bonds (Virginia Mason Obligation Group--Seattle), 6.30%
                                             due 2/15/2017 (i)                                                        2,559

                   AAA      Aaa     20,000   Washington State, Various Purpose, GO, Series A, 5.625% due
                                             7/01/2025 (i)                                                           21,946


West Virginia--    AAA      Aaa      4,425   Harrison County, West Virginia, County Commission for Solid
0.5%                                         Waste Disposal Revenue Bonds (Monongahela Power), AMT, Series C,
                                             6.75% due 8/01/2024 (a)                                                  4,758


Wisconsin--2.4%                              Wisconsin Public Power Inc., Power Supply System Revenue Bonds (i):
                   AAA      NR*      6,840     DRIVERS, Series 285, 9.81% due 7/01/2023 (k)                           8,300
                   AAA      Aaa      5,000     Series A, 6% due 7/01/2015                                             5,650

                   BBB+     NR*      3,395   Wisconsin State Health and Educational Facilities Authority Revenue
                                             Bonds (Synergyhealth Inc.), 6% due 11/15/2032                            3,428

                                             Wisconsin State Health and Educational Facilities Authority, Revenue
                                             Refunding Bonds (Wheaton--Franciscan Services)(i):
                   AAA      Aaa      3,955     6.50% due 8/15/2011                                                    3,989
                   AAA      Aaa      2,000     6% due 8/15/2015                                                       2,016


Puerto Rico--      A-       Baa2     8,000   Puerto Rico Commonwealth, Highway and Transportation Authority,
0.8%                                         Transportation Revenue Bonds, 5% due 7/01/2028                           8,008


                                             Total Municipal Bonds (Cost--$1,254,204)--140.2%                     1,355,639



                                     Shares
                                      Held   Short-Term Securities
                                    41,831   Merrill Lynch Institutional Tax-Exempt Fund++++                         41,831


                                             Total Short-Term Securities (Cost--$41,831)--4.3%                       41,831


                   Total Investments (Cost--$1,296,035)--144.5%                                                   1,397,470
                   Variation Margin on Financial Futures Contracts***--(0.1%)                                         (831)
                   Other Assets Less Liabilities--1.1%                                                               10,569
                   Preferred Stock, at Redemption Value--(45.5%)                                                  (440,065)
                                                                                                                 ----------
                   Net Assets Applicable to Common Stock--100.0%                                                 $  967,143
                                                                                                                 ==========


(a) AMBAC Insured.
(b) Escrowed to maturity.
(c) FGIC Insured.
(d) FHA Insured.
(e) FNMA Collateralized.
(f) FNMA/GNMA Collateralized.
(g) FSA Insured.
(h) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 2003.
(i) MBIA Insured.
(j) Prerefunded.
(k) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 2003.
(l) All or a portion of security held as collateral in connection with open financial futures contracts.
(m) XL Capital Insured.
* Not Rated.
** Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.
*** Financial futures contracts sold as of April 30, 2003 were as follows:


                                              (in Thousands)

Number of                           Expiration
Contracts          Issue               Date          Value

  1,400     U.S. Treasury Bonds     June 2003      $ 161,175
                                                   ---------
Total Financial Futures Contracts Sold
(Total Contract Price--$162,827)                   $ 161,175
                                                   =========


++ Highest short-term rating by Moody's Investors Services, Inc.
++++ Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:


                                              (in Thousands)

                                       Net          Dividend
Affiliate                            Activity        Income

Merrill Lynch Institutional
Tax-Exempt Fund                       (315)           $177


See Notes to Financial Statements.



MuniYield Insured Fund, Inc., April 30, 2003


STATEMENT OF NET ASSETS

                    As of April 30, 2003
Assets:           Investments, at value (identified cost--$1,296,035,070)                                    $1,397,470,249
                  Cash                                                                                               76,206
                  Receivables:
                     Interest                                                              $   23,350,684
                     Securities sold                                                           17,703,587
                     Dividends                                                                      1,341        41,055,612
                                                                                           --------------
                  Prepaid expenses                                                                                  100,760
                                                                                                             --------------
                  Total assets                                                                                1,438,702,827
                                                                                                             --------------

Liabilities:      Payables:
                     Securities purchased                                                      29,164,390
                     Variation margin                                                             831,250
                     Dividends to Common Stock shareholders                                       693,172
                     Investment adviser                                                           584,505
                     Other affiliates                                                              10,812        31,284,129
                                                                                           --------------
                  Accrued expenses                                                                                  210,264
                                                                                                             --------------
                  Total liabilities                                                                              31,494,393
                                                                                                             --------------

Preferred Stock:  Preferred Stock, at redemption value, par value $.10 per share
                  (2,200 Series A shares, 2,200 Series B shares, 2,200 Series C shares, 2,200 Series D shares, 4,000 Series E shares, 2,400 Series
                  F shares and 2,400 Series G shares of AMPS* issued and outstanding
                  at $25,000 per share liquidation preference)                                                  440,065,196
                                                                                                             --------------

Net Assets        Net assets applicable to Common Stock                                                      $  967,143,238
Applicable to                                                                                                ==============
Common Stock:

Analysis of Net   Common Stock, par value $.10 per share (62,099,095 shares issued
Assets Applicable and outstanding)                                                                           $    6,209,910
to Common Stock:  Paid-in capital in excess of par                                                              869,788,782
                  Undistributed investment income--net                                     $   12,239,232
                  Accumulated realized capital losses on investments--net                    (24,181,428)
                  Unrealized appreciation on investments--net                                 103,086,742
                                                                                           --------------
                  Total accumulated earnings--net                                                                91,144,546
                                                                                                             --------------
                  Total--Equivalent to $15.57 net asset value per share of
                  Common Stock (market price--$14.72)                                                        $  967,143,238
                                                                                                             ==============

*Auction Market Preferred Stock.

See Notes to Financial Statements.



STATEMENT OF OPERATIONS

                  For the Six Months Ended April 30, 2003
Investment        Interest                                                                                   $   37,454,034
Income:           Dividends                                                                                         177,149
                                                                                                             --------------
                  Total income                                                                                   37,631,183
                                                                                                             --------------

Expenses:         Investment advisory fees                                                 $    3,438,716
                  Commission fees                                                                 569,790
                  Accounting services                                                             171,642
                  Transfer agent fees                                                              69,518
                  Professional fees                                                                38,832
                  Custodian fees                                                                   34,090
                  Printing and shareholder reports                                                 32,309
                  Directors' fees and expenses                                                     27,384
                  Listing fees                                                                     21,984
                  Pricing fees                                                                     18,058
                  Other                                                                            36,611
                                                                                           --------------
                  Total expenses before reimbursement                                           4,458,934
                  Reimbursement of expenses                                                      (32,022)
                                                                                           --------------
                  Total expenses after reimbursement                                                              4,426,912
                                                                                                             --------------
                  Investment income--net                                                                         33,204,271
                                                                                                             --------------

Realized &        Realized gain on investments--net                                                               2,016,290
Unrealized        Change in unrealized appreciation on investments--net                                          23,128,491
Gain On                                                                                                      --------------
Investments--Net: Total realized and unrealized gain on investments--net                                         25,144,781
                                                                                                             --------------

Dividends to      Investment income--net                                                                        (2,622,668)
Preferred Stock                                                                                              --------------
Shareholders:     Net Increase in Net Assets Resulting from Operations                                       $   55,726,384
                                                                                                             ==============


See Notes to Financial Statements.



MuniYield Insured Fund, Inc., April 30, 2003


STATEMENTS OF CHANGES IN NET ASSETS

                                                                                            For the Six          For the
                                                                                            Months Ended        Year Ended
                                                                                             April 30,         October 31,
                  Increase (Decrease) in Net Assets:                                            2003               2002
Operations:       Investment income--net                                                   $   33,204,271    $   66,488,601
                  Realized gain on investments--net                                             2,016,290         3,197,584
                  Change in unrealized appreciation/depreciation on investments--net           23,128,491       (5,439,669)
                  Dividends and distributions to Preferred Stock shareholders                 (2,622,668)       (6,798,062)
                                                                                           --------------    --------------
                  Net increase in net assets resulting from operations                         55,726,384        57,448,454
                                                                                           --------------    --------------

Dividends &       Investment income--net                                                     (29,434,971)      (59,023,643)
Distributions to  Realized gain on investments--net                                                    --         (211,286)
Common Stock                                                                               --------------    --------------
Shareholders:     Net decrease in net assets resulting from dividends and
                  distributions to Common Stock shareholders                                 (29,434,971)      (59,234,929)
                                                                                           --------------    --------------

Common Stock      Value of shares issued to Common Stock shareholders in
Transactions:     reinvestment of dividends and distributions                                          --         2,279,768
                                                                                           --------------    --------------

Net Assets        Total increase in net assets applicable to Common Stock                      26,291,413           493,293
Applicable to     Beginning of period                                                         940,851,825       940,358,532
Common Stock:                                                                              --------------    --------------
                  End of period*                                                           $  967,143,238    $  940,851,825
                                                                                           ==============    ==============

                  *Undistributed investment income--net                                    $   12,239,232    $   11,092,600
                                                                                           ==============    ==============

See Notes to Financial Statements.



FINANCIAL HIGHLIGHTS

                  The following per share data and ratios       For the
                  have been derived from information  	       Six Months
                  provided in the financial statements.          Ended
                                                               April 30,             For the Year Ended October 31,
                  Increase (Decrease) in Net Asset Value:        2003         2002         2001         2000         1999
Per Share         Net asset value, beginning of period        $   15.15    $   15.18    $   14.16    $   13.64    $   16.28
Operating                                                     ---------    ---------    ---------    ---------    ---------
Performance:++++  Investment income--net                         .53+++         1.07         1.08         1.09         1.10
                  Realized and unrealized gain (loss)
                  on investments--net                               .40        (.04)         1.05          .57       (2.14)
                  Dividends and distributions to Preferred
                  Stock shareholders:
                     Investment income--net                       (.04)        (.11)        (.23)        (.29)        (.19)
                     Realized gain on investments--net               --         --++           --           --         --++
                     In excess of realized gain on
                     investments--net                                --           --           --           --        (.06)
                                                              ---------    ---------    ---------    ---------    ---------
                  Total from investment operations                  .89          .92         1.90         1.37       (1.29)
                                                              ---------    ---------    ---------    ---------    ---------
                  Less dividends and distributions to
                  Common Stock shareholders:
                     Investment income--net                       (.47)        (.95)        (.88)        (.85)        (.90)
                     Realized gain on investments--net               --         --++           --           --        (.02)
                     In excess of realized gain on
                     investments--net                                --           --           --           --        (.43)
                                                              ---------    ---------    ---------    ---------    ---------
                  Total dividends and distributions to
                  Common Stock shareholders                       (.47)        (.95)        (.88)        (.85)       (1.35)
                                                              ---------    ---------    ---------    ---------    ---------
                  Net asset value, end of period              $   15.57    $   15.15    $   15.18    $   14.16    $   13.64
                                                              =========    =========    =========    =========    =========
                  Market price per share, end of period       $   14.72    $   14.31    $   15.06    $   12.75    $  12.875
                                                              =========    =========    =========    =========    =========


Total Investment  Based on market price per share            6.28%+++++        1.42%       25.49%        5.94%     (12.04%)
Return:**                                                     =========    =========    =========    =========    =========
                  Based on net asset value per share         6.18%+++++        6.52%       13.89%       11.06%      (8.42%)
                                                              =========    =========    =========    =========    =========


Ratios Based on   Total expenses, net of reimbursement***         .94%*         .97%         .98%         .99%         .94%
Average Net                                                   =========    =========    =========    =========    =========
Assets of         Total expenses***                               .95%*         .97%         .98%         .99%         .94%
Common Stock:                                                 =========    =========    =========    =========    =========
                  Total investment income--net***                7.08%*        7.16%        7.34%        7.92%        7.26%
                                                              =========    =========    =========    =========    =========
                  Amount of dividends to Preferred Stock
                  shareholders                                    .56%*         .73%        1.59%        2.13%        1.27%
                                                              =========    =========    =========    =========    =========
                  Investment income--net, to Common Stock
                  shareholders                                   6.52%*        6.43%        5.75%        5.79%        5.99%
                                                              =========    =========    =========    =========    =========


Ratios Based on   Total expenses, net of reimbursement            .64%*         .66%         .66%         .65%         .64%
Average Net                                                   =========    =========    =========    =========    =========
Assets of         Total expenses                                  .65%*         .66%         .66%         .65%         .64%
Common &                                                      =========    =========    =========    =========    =========
Preferred         Total investment income--net                   4.83%*        4.86%        4.95%        5.22%        4.95%
Stock:***                                                     =========    =========    =========    =========    =========


Ratios Based on   Dividends to Preferred Stock shareholders      1.20%*        1.53%        3.30%        4.11%        2.72%
Average Net                                                   =========    =========    =========    =========    =========
Assets of
Preferred Stock:



Supplemental      Net assets applicable to Common Stock,
Data:             end of period (in thousands)                $ 967,143    $ 940,852    $ 940,359    $ 877,390    $ 844,944
                                                              =========    =========    =========    =========    =========
                  Preferred Stock outstanding, end of
                  period (in thousands)                       $ 440,000    $ 440,000    $ 440,000    $ 440,000    $ 440,000
                                                              =========    =========    =========    =========    =========
                  Portfolio turnover                             40.52%       97.34%       99.00%      107.11%      121.88%
                                                              =========    =========    =========    =========    =========


Leverage:         Asset coverage per $1,000                   $   3,198    $   3,138    $   3,137    $   2,994    $   2,920
                                                              =========    =========    =========    =========    =========


Dividends         Series A--Investment income--net            $     139    $     364    $     833    $   1,051    $     745
Per Share on                                                  =========    =========    =========    =========    =========
Preferred Stock   Series B--Investment income--net            $     142    $     364    $     842    $   1,051    $     675
Outstanding:                                                  =========    =========    =========    =========    =========
                  Series C--Investment income--net            $     138    $     360    $     849    $   1,063    $     752
                                                              =========    =========    =========    =========    =========
                  Series D--Investment income--net            $     155    $     348    $     825    $     986    $     637
                                                              =========    =========    =========    =========    =========
                  Series E--Investment income--net            $     132    $     352    $     790    $   1,048    $     640
                                                              =========    =========    =========    =========    =========
                  Series F--Investment income--net            $     158    $     359    $     860    $   1,010    $     664
                                                              =========    =========    =========    =========    =========
                  Series G--Investment income--net            $     187    $     545    $     799    $     992    $     661
                                                              =========    =========    =========    =========    =========


*Annualized.
**Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
***Do not reflect the effect of dividends to Preferred Stock shareholders.
++Amount is less than $.01 per share.
++++Certain prior year amounts have been reclassified to conform to current year presentation.
+++Based on average shares outstanding.
+++++Aggregate total investment return.

See Notes to Financial Statements.



MuniYield Insured Fund, Inc., April 30, 2003


NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
MuniYield Insured Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MYI. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movement and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired, or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Forward interest rate swaps--The Fund is authorized to enter into forward interest rate swaps. In a forward interest rate swap, the Fund and the counterparty agree to pay or receive interest on a specified notional contract amount, commencing on a specified future effective date, unless terminated earlier. The value of the agreement is determined by quoted fair values received daily by the Fund from the counterparty. When the agreement is closed, the Fund records a realized gain or loss in an amount equal to the value of the agreement.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .50% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock. For the six months ended April 30, 2003, FAM reimbursed the Fund in the amount of $32,022.

For the six months ended April 30, 2003, the Fund reimbursed FAM
$15,675 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended April 30, 2003 were $545,508,455 and $575,795,646, respectively.

Net realized gains (losses) for the six months ended April 30, 2003 and net unrealized gains as of April 30, 2003 were as follows:


                                       Realized         Unrealized
                                    Gains (Losses)        Gains

Long-term investments              $  11,761,146      $ 101,435,179
Financial futures contracts          (9,744,856)          1,651,563
                                   -------------      -------------
Total                              $   2,016,290      $ 103,086,742
                                   =============      =============


As of April 30, 2003, net unrealized appreciation for Federal income tax purposes aggregated $101,376,102, of which $103,158,840 related to appreciated securities and $1,782,738 related to depreciated securities. The aggregate cost of investments at April 30, 2003 for Federal income tax purposes was $1,296,094,147.


4. Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of stock without approval of the holders of Common Stock.

Common Stock
Shares issued and outstanding during the six months ended April 30, 2003 and the year ended October 31, 2002 remained constant.

Preferred Stock
Auction Market Preferred Stock ("AMPS") are redeemable shares of Preferred Stock of the Fund, with a par value of $.10 per share and a liquidation preference of $25,000 per share, plus accrued and unpaid dividends, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at April 30, 2003 were as follows: Series A, 1.004%; Series B, 1.055%; Series C, 1.055%; Series D, 1.00%; Series E, 1.20%; Series F, 1.10%; and Series G, 1.25%.

Shares issued and outstanding during the six months ended April 30, 2003 and the year ended October 31, 2002 remained constant.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the six months ended April 30, 2003, Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of FAM, earned $189,880 as commissions.


5. Capital Loss Carryforward:
On October 31, 2002, the Fund had a net capital loss carryforward of $15,746,486, all of which expires in 2008. This amount will be available to offset like amounts of any future taxable gains.


6. Subsequent Event:
The Fund paid a tax-exempt income dividend to holders of Common
Stock in the amount of $.079000 per share on May 29, 2003 to shareholders of record on May 16, 2003.



MuniYield Insured Fund, Inc., April 30, 2003


MANAGED DIVIDEND POLICY


The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Net Assets, which comprises part of the Financial Information included in this report.



QUALITY PROFILE


The quality ratings of securities in the Fund as of April 30, 2003 were as follows:


                                        Percent of
S&P Rating/Moody's Rating           Total Investments

AAA/Aaa                                    83.3%
AA/Aa                                       2.6
A/A                                         9.7
BBB/Baa                                     0.2
NR (Not Rated)                              3.1
Other*                                      1.1

*Temporary investments in short-term municipal securities.



OFFICERS AND DIRECTORS


Terry K. Glenn, President and Director
James H. Bodurtha, Director
Joe Grills, Director
Herbert I. London, Director
Andre F. Perold, Director
Roberta Cooper Ramo, Director
Robert S. Salomon, Jr., Director
Stephen B. Swensrud, Director
Kenneth A. Jacob, Senior Vice President
John M. Loffredo, Senior Vice President
William R. Bock, Vice President
Donald C. Burke, Vice President and Treasurer
Brian D. Stewart, Secretary


Melvin R. Seiden, Director of MuniYield Insured Fund, Inc., has recently retired. The Fund's Board of Directors wishes Mr. Seiden well in his retirement.



Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101


Transfer Agents

Common Stock:
EquiServe Trust Company I.A.
P.O. Box 43010
Providence, RI 02940-3010
800-426-5523


Preferred Stock:
The Bank of New York
100Church Street
New York, NY 10286



NYSE Symbol
MYI



Item 2 - Did registrant adopt a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party? If not, why not? Briefly describe any amendments or waivers that occurred during the period. State here if code of ethics/amendments/waivers are on website and give website address-. State here if fund will send code of ethics to shareholders without charge upon request--N/A (not answered until July 15, 2003 and only annually for funds)

Item 3 - Did the registrant's board of directors determine that the registrant either: (i) has at least one audit committee financial expert serving on its audit committee; or (ii) does not have an audit committee financial expert serving on its audit committee? If yes, disclose name of financial expert and whether he/she is "independent," (fund may, but is not required, to disclose name/independence of more than one financial expert) If no, explain why not. -N/A (not answered until July 15, 2003 and only annually for funds)

Item 4 - Disclose annually only (not answered until December 15,
2003)

(a) Audit Fees - Disclose aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. N/A.

(b) Audit-Related Fees - Disclose aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

(c) Tax Fees - Disclose aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.
Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

(d) All Other Fees - Disclose aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs
(a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

(e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X. N/A.

(e)(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. N/A.

(f) If greater than 50%, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees. N/A.

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant. N/A.

(h) Disclose whether the registrant's audit committee has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence. N/A.

Item 5 - If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act, state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee in Section 3(a)(58)(B) of the Exchange Act, so state.

If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act regarding an exemption from the listing standards for audit committees.

(Listed issuers must be in compliance with the new listing rules by the earlier of their first annual shareholders meeting after January 2004, or October 31, 2004 (annual requirement))

Item 6 - Reserved

Item 7 - For closed-end funds that contain voting securities in their portfolio, describe the policies and procedures that it uses to determine how to vote proxies relating to those portfolio securities. N/A (not answered until July 1, 2003)

Item 8--Reserved

Item 9(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

Item 9(b)--There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10 - Exhibits

10(a) - Attach code of ethics or amendments/waivers, unless code of ethics or amendments/waivers is on website or offered to shareholders upon request without charge. N/A.

10(b) - Attach certifications pursuant to Section 302 of the Sarbanes-Oxley Act. Attached hereto.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


MuniYield Insured Fund, Inc.


By:    _/s/ Terry K. Glenn_______
       Terry K. Glenn,
       President of
       MuniYield Insured Fund, Inc.


Date: June 23, 2003


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    _/s/ Terry K. Glenn________
       Terry K. Glenn,
       President of
       MuniYield Insured Fund, Inc.


Date: June 23, 2003


By:    _/s/ Donald C. Burke________
       Donald C. Burke,
       Chief Financial Officer of
       MuniYield Insured Fund, Inc.


Date: June 23, 2003



Attached hereto as an exhibit are the certifications pursuant to
Section 906 of the Sarbanes-Oxley Act.